UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2011

TYCO ELECTRONICS LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen
Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

An Annual General Meeting of Shareholders (“AGM”) of Tyco Electronics Ltd. (the “Company” or “Tyco Electronics”) was held on March 9, 2011 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 368,066,585 registered shares (82.85% of 444,253,870 registered shares outstanding and entitled to vote as of February 17, 2011, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below, and with respect to Agenda Item 6, shareholders approved, on an advisory non-binding basis, the holding of an advisory vote on executive compensation on an annual basis. Percentages indicated below reflect the percentage of the total number of registered shares voted at the AGM.

Agenda Item 1.  To elect ten (10) directors:

1.1  Pierre R. Brondeau

A total of 349,791,336 shares (95.03%) were voted for and 18,275,249 shares (4.97%) were counted as voted against (including 535,897 votes cast against, 17,739,351 abstentions and 1 broker non-vote, which are treated as against votes) the election of this director.

1.2  Juergen W. Gromer

A total of 349,403,238 shares (94.93%) were voted for and 18,663,347 shares (5.07%) were counted as voted against (including 893,870 votes cast against, 17,769,476 abstentions and 1 broker non-vote, which are treated as against votes) the election of this director.

1.3  Robert M. Hernandez

A total of 338,220,147 shares (91.89%) were voted for and 29,846,438 shares (8.11%) were counted as voted against (including 12,070,314 votes cast against, 17,776,123 abstentions and 1 broker non-vote, which are treated as against votes) the election of this director.

1.4  Thomas J. Lynch

A total of 349,947,160 shares (95.08%) were voted for and 18,119,425 shares (4.92%) were counted as voted against (including 388,578 votes cast against, 17,730,846 abstentions and 1 broker non-vote, which are treated as against votes) the election of this director.

1.5  Daniel J. Phelan

A total of 348,307,079 shares (94.63%) were voted for and 19,759,506 shares (5.37%) were counted as voted against (including 2,024,697 votes cast against, 17,734,808 abstentions and 1 broker non-vote, which are treated as against votes) the election of this director.

1.6  Frederic M. Poses

A total of 346,239,815 shares (94.07%) were voted for and 21,826,770 shares (5.93%) were counted as voted against (including 4,054,529 votes cast against, 17,772,240 abstentions and 1 broker non-vote, which are treated as against votes) the election of this director.

1.7  Lawrence S. Smith

A total of 349,970,129 shares (95.08%) were voted for and 18,096,456 shares (4.92%) were counted as voted against (including 358,062 votes cast against, 17,738,393 abstentions and 1 broker non-vote, which are treated as against votes) the election of this director.

1.8  Paula A. Sneed

A total of 349,926,694 shares (95.07%) were voted for and 18,139,891 shares (4.93%) were counted as voted against (including 404,047 votes cast against, 17,735,843 abstentions and 1 broker non-vote, which are treated as against votes) the election of this director.

1.9  David P. Steiner

A total of 346,803,075 shares (94.22%) were voted for and 21,263,510 shares (5.78%) were counted as voted against (including 2,548,715 votes cast against, 18,714,794 abstentions and 1 broker non-vote, which are treated as against votes) the election of this director.

1.10  John C. Van Scoter

A total of 349,946,521 shares (95.08%) were voted for and 18,120,064 shares (4.92%) were counted as voted against (including 380,095 votes cast against, 17,739,968 abstentions and 1 broker non-vote, which are treated as against votes) the election of this director.

Agenda Item 2.1.  To approve the 2010 Annual Report of Tyco Electronics Ltd. (excluding the statutory financial statements for the fiscal year ended September 24, 2010 and the consolidated financial statements for the fiscal year ended September 24, 2010):

A total of 365,123,302 shares (99.20%) were voted for and 2,943,283 shares (0.80%) were counted as voted against (including 264,240 votes cast against, 2,679,041 abstentions and 2 broker non-votes, which are treated as against votes) this proposal.

Agenda Item 2.2.  To approve the statutory financial statements of Tyco Electronics Ltd. for the fiscal year ended September 24, 2010:

A total of 365,103,625 shares (99.19%) were voted for and 2,962,960 shares (0.81%) were counted as voted against (including 269,152 votes cast against, 2,693,807 abstentions and 1 broker non-vote, which are treated as against votes) this proposal.

Agenda Item 2.3.  To approve the consolidated financial statements of Tyco Electronics Ltd. for the fiscal year ended September 24, 2010:

A total of 365,115,865 shares (99.20%) were voted for and 2,950,720 shares (0.80%) were counted as voted against (including 268,248 votes cast against, 2,682,471 abstentions and 1 broker non-vote, which are treated as against votes) this proposal.

Agenda Item 3.  To release the members of the Board of Directors and executive officers of Tyco Electronics for activities during the fiscal year ended September 24, 2010:

A total of 355,865,028 shares (96.68%) were voted for and 12,201,557 shares (3.32%) were counted as voted against (including 9,401,519 votes cast against, 2,800,037 abstentions and 1 broker non-vote, which are treated as against votes) this proposal.

Agenda Item 4.1.  To elect Deloitte & Touche LLP as Tyco Electronics’ independent registered public accounting firm for fiscal year 2011:

A total of 365,462,635 shares (99.29%) were voted for and 2,603,950 shares (0.71%) were counted as voted against (including 455,378 votes cast against, 2,148,567 abstentions and 5 broker non-votes, which are treated as against votes) this proposal.

Agenda Item 4.2.  To elect Deloitte AG, Zurich, Switzerland, as Tyco Electronics’ Swiss registered auditor until the next annual general meeting of Tyco Electronics:

A total of 365,325,377 shares (99.26%) were voted for and 2,741,208 shares (0.74%) were counted as voted against (including 460,111 votes cast against, 2,281,092 abstentions and 5 broker non-votes, which are treated as against votes) this proposal.

Agenda item 4.3.  To elect PricewaterhouseCoopers AG, Zurich, Switzerland, as Tyco Electronics’ special auditor until the next annual general meeting of Tyco Electronics:

A total of 365,338,098 shares (99.26%) were voted for and 2,728,487 shares (0.74%) were counted as voted against (including 462,626 votes cast against, 2,265,860 abstentions and 1 broker non-vote, which are treated as against votes) this proposal.

Agenda item 5.  An advisory non-binding vote on executive compensation:

A total of 301,136,529 shares (81.82%) were voted for and 66,930,056 shares (18.18%) were counted as voted against (including 48,353,383 votes cast against, 18,576,673 abstentions and 0 broker non-votes, which are treated as against votes) this proposal.

Agenda item 6.  An advisory non-binding vote on the frequency of holding an advisory vote on executive compensation:

A total of 257,785,965 shares (70.04%) were voted for holding an advisory vote on executive compensation every one year; 1,252,403 shares (0.34%) were voted for holding an advisory vote on executive compensation every two years; 91,905,893 shares (24.97%) were voted for holding an advisory vote on executive compensation every three years; and 17,122,322 shares and 2 shares were abstentions and broker non-votes, respectively (4.65%).

The Board of Directors will take into consideration the results of the advisory vote on the frequency of holding an advisory vote on executive compensation stated above, and the Company will report the Board’s determination as to the frequency of such future advisory votes by amendment to this current report on Form 8-K.

Agenda item 7.  To approve a dividend payment to shareholders in a Swiss franc amount equal to US$ 0.72 per issued share (including treasury shares) to be paid in four equal quarterly installments of US$ 0.18 starting with the third fiscal quarter of 2011 and ending in the second fiscal quarter of 2012 pursuant to the terms of the dividend resolution:

A total of 366,144,138 shares (99.48%) were voted for and 1,922,447 shares (0.52%) were counted as voted against (including 306,178 votes cast against, 1,616,268 abstentions and 1 broker non-vote, which are treated as against votes) this proposal.

Agenda item 8.  To approve the change of Tyco Electronics corporate name from “Tyco Electronics Ltd.” to “TE Connectivity Ltd.” and related amendments to the articles of association:

A total of 365,245,212 shares (99.23%) were voted for and 2,821,373 shares (0.77%) were counted as voted against (including 1,121,057 votes cast against, 1,700,315 abstentions and 1 broker non-vote, which are treated as against votes) this proposal.

Agenda item 9.  To approve the renewal of authorized capital and related amendment to the articles of association:

A total of 356,602,025 shares (96.89%) were voted for and 11,464,560 shares (3.11%) were counted as voted against (including 7,698,002 votes cast against, 3,766,557 abstentions and 1 broker non-vote, which are treated as against votes) this proposal.

Agenda item 10.  To approve a reduction of share capital for shares acquired under Tyco Electronics’ share repurchase program and related amendments to the articles of association:

A total of 359,431,031 shares (97.65%) were voted for and 8,635,554 shares (2.35%) were counted as voted against (including 6,755,288 votes cast against, 1,880,265 abstentions and 1 broker non-vote, which are treated as against votes) this proposal.

Agenda item 11.  To approve an authorization related to Tyco Electronics’ share repurchase program:

A total of 269,440,423 shares (73.20%) were voted for and 98,626,162 shares (26.80%) were counted as voted against (including 97,213,297 votes cast against, 1,412,863 abstentions and 2 broker non-votes, which are treated as against votes) this proposal.

Agenda Item 12.  To approve any adjournments or postponements of the AGM:

A total of 227,571,549 shares (61.83%) were voted for and 140,495,036 shares (38.17%) were counted as voted against (including 140,073,234 votes cast against, 421,800 abstentions and 2 broker non-votes, which are treated as against votes) this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO ELECTRONICS LTD.
(Registrant)

	By:	/s/ Harold G Barksdale
Harold G Barksdale
Corporate Secretary

Date: March 9, 2011